Accounts Receivable, Net - Schedule of Accounts Receivable, and the Allowance for Credit Losses (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Schedule of Accounts Receivable, and the Allowance for Credit Losses [Abstract]
Accounts receivable	$ 9,963	$ 17,934
Less: Allowance for credit losses	(332)	(232)	$ (1,893)
Sub – total	9,631	17,702
Retention receivables	5,922	5,232
Total	$ 15,553	$ 22,934